UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 9, 2025

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02. Unregistered Sales of Equity Securities.

On June 9, 2025, QUALCOMM Incorporated (“Qualcomm”) and Aqua Acquisition Sub LLC, an indirect wholly owned subsidiary of Qualcomm (“Bidco”), issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers, disclosing that Qualcomm, Bidco and Alphawave IP Group plc (“Alphawave”) had reached agreement on the terms and conditions of a recommended acquisition by Bidco for the entire issued, and to be issued, ordinary share capital of Alphawave (the “Acquisition”). Under the terms of the Acquisition, each holder of ordinary shares of £0.01 in the capital of Alphawave (“Alphawave Shares”), will be entitled to receive, in exchange for each Alphawave Share, $2.48 in cash (the “Cash Offer”). As an alternative to the Cash Offer, each eligible holder of Alphawave Shares may elect, in respect of all (but not part) of their holding of Alphawave Shares, to receive, in exchange for each Alphawave Share, either (i) 0.01662 of a new share of Qualcomm common stock, par value $0.0001 per share (the “Qualcomm Shares”) (“Alternative Offer 1”) or (ii) 0.00964 of a new series A exchangeable share (“Series A Qualcomm Exchangeable Security”) and 0.00698 of a new series B exchangeable share (“Series B Qualcomm Exchangeable Security”, and together with the Series A Qualcomm Exchangeable Security, the “Qualcomm Exchangeable Securities”) issued by a newly formed, wholly owned Canadian subsidiary of Qualcomm (“Alternative Offer 2”). Additionally, Qualcomm and Bidco are proposing to make an offer to each holder of exchangeable shares in the capital of Alphawave Exchange Inc. (“Alphawave Exchangeable Shares”), an indirect wholly owned subsidiary of Alphawave (the “Exchangeable Securities Offer”). Under the terms of the Exchangeable Securities Offer, if made, holders of Alphawave Exchangeable Shares will be entitled to receive, in exchange for each Alphawave Exchangeable Share, $2.48 in cash (the “Exchangeable Securities Cash Offer”). As an alternative to the Exchangeable Securities Cash Offer, each eligible holder of Alphawave Exchangeable Shares may elect, in respect of all (but not part) of their holding of Alphawave Exchangeable Shares, to receive, in exchange for each Alphawave Exchangeable Share, 0.00964 of a Series A Qualcomm Exchangeable Security and 0.00698 of a Series B Qualcomm Exchangeable Security (the “Exchangeable Securities Alternative Offer”). Under the terms of the Qualcomm Exchangeable Securities that may be issued in connection with Alternative Offer 2 and the Exchangeable Securities Alternative Offer, each Series A Qualcomm Exchangeable Security will be exchangeable for Qualcomm Shares on a one-for-one basis and each Series B Qualcomm Exchangeable Security will, subject to release from a four-year lock-up restriction (as further described in the Rule 2.7 Announcement), be convertible into Series A Qualcomm Exchangeable Securities that are ultimately exchangeable for Qualcomm Shares. If, subject to the terms and conditions of the Acquisition and the Exchangeable Securities Offer, (i) all eligible holders of Alphawave Shares elect for Alternative Offer 1 or Alternative Offer 2, (ii) all eligible holders of Alphawave Exchangeable Shares elect for the Exchangeable Securities Alternative Offer and (iii) all Qualcomm Exchangeable Securities are ultimately exchanged for Qualcomm Shares, an aggregate of 15,575,072 Qualcomm Shares may be issued in connection with the Acquisition and the Exchangeable Securities Offer (representing approximately 1.4% of the outstanding Qualcomm Shares at April 28, 2025, as reported in Qualcomm’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2025). Such Qualcomm Shares will be issued in reliance on the exemption from registration pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended, on the basis of the approval of the UK High Court of Justice in England and Wales.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are inherently subject to risks and uncertainties, including but not limited to statements regarding potential elections to be made by eligible holders of Alphawave Shares and Alphawave Exchangeable Shares in connection with the Acquisition and the Exchangeable Securities Offer. Forward-looking statements are generally identified by words such as “estimates,” “guidance,” “forecast,” “target,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks” and similar expressions. By their nature, forward-looking statements involve risk and uncertainties because they relate to events and depend on circumstances that will occur in the future. Actual results may differ materially from those referred to in the forward-looking statements due to a number of important factors, including but not limited to uncertainties as to the timing to complete the Acquisition; the ability to complete the Acquisition; the effect of the issuance of the Rule 2.7 Announcement and the Acquisition on Alphawave’s business relationships and employees; the ability to satisfy or waive the conditions to the Acquisition on the proposed terms and schedule, including the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the ability to achieve the potential benefits of the Acquisition within the expected timeline; unknown liabilities; and other risks set forth in the Qualcomm’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. Other unknown or unpredictable factors could cause actual results to differ materially from those expected, estimated or projected in the forward-looking statements. The forward-looking statements speak only at the date of this Current Report on Form 8-K. Qualcomm undertakes no obligation to update, or continue to provide information with respect to, any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise.

Important Information

The Acquisition relates to the shares of a company incorporated in England and Wales and is proposed to be implemented by means of a scheme of arrangement under the laws of England and Wales. This Current Report on Form 8-K is for information purposes only. It does not constitute, and is not intended to constitute, or form part of, any offer, invitation or solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise, nor will there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Acquisition will be made solely pursuant to the terms of the documents governing the Acquisition. The Qualcomm Shares to be issued in the Acquisition have not been, and will not be, registered under the Securities Act of 1933, as amended, and are expected to be issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, set forth in Section 3(a)(10) thereof on the basis of the approval of the UK High Court of Justice in England and Wales, and similar exemptions from registration under applicable state securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date: June 9, 2025	By:	/s/ Ann Chaplin
Name: Ann Chaplin
Title: General Counsel and Corporate Secretary